IN BRIEF

Net asset value per share	US$	23.18
Market price	US$	24.55
Premium/(discount)		5.91%
Fund size	US$	333.5m
Source: State Street Corporation

At October 31, 2005	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	-6.9	-7.5
Year to date	-4.3	-0.6
One year	-1.0	11.2
Three years %pa	22.8	18.2
Past performance is not a guide to future returns.
Source: State Street Corporation. NAV-NAV performance.
*Source for index data: MSCI.
MANAGER’S

Just as Tippi Hedren was unnerved when dive-bombed by a seagull in Hitchcock’s horror flick “The Birds”, so Chinese markets were scared by media coverage of bird flu in October. The Hang Seng fell by over 7%, the H-share index slipped by more than 9% and Taiwanese stocks traded 6% lower. The Renminbi (RMB) firmed marginally against a strong US dollar, but the Taiwanese dollar continued to depreciate, and is now down by almost 6% since the start of the year.
Of course, other factors — quite apart from pictures of dead chickens — were at play. Investors’ renewed enthusiasm for Japan sucked Funds from the rest of the region. And the massive Initial Public Offering (IPO) of state-owned China Construction Bank flopped, as was foretold, but not before scooping up US$8 billion of capital that might have been better deployed elsewhere. For example, a number of cheap, small cap debutants quickly fell below their listing price or had their IPOs pulled altogether.
The encouraging economic figures released during October stood in contrast to the horrible stock market conditions. China’s exports continue to grow rapidly, with the figure for September showing them to be 25.9% higher than last year. In consequence, China racked up another whopping trade surplus of US$7.6 billion. Inflation seems to be contained, with the official Consumer Price Index (CPI) figure for September showing prices just 0.9% higher than last year. A slight increase in M2 Money (a measure of total money supply that includes circulating cash, savings and other time deposits) supply and Renminbi loan growth even spurred some sell-side economists, putting a little too much faith in the precision of Chinese statistics, to herald a re-acceleration of Chinese growth. But this is not what the managers are finding on their many factory visits. Top line growth is generally good, but companies are facing a constant struggle with oversupply and are moderating investment.
As for the Communist Party, you would think it was looking for votes. The minimum salary on which tax is paid was doubled to Rmb1600 (about US$200) per month, thereby halving the number of taxpayers. The party’s draft of its new five-year plan focused on issues such as healthcare (China is a socialist country where 80% of the population do not have any health insurance), education and even energy efficiency. The government continues to resist increasing electricity and gas prices to reflect the rise in oil and coal prices, and is thereby effectively robbing electricity generators and refiners to the short-term benefit of consumers. There will be no such pressures on President Bush, of course, when he visits China on November 18th. We wait to see if there will be an exchange of gifts (further Renminbi appreciation for a breakthrough on textile import talks perhaps?)
Chris Ruffle, Martin Currie Inc
INVESTMENT STRATEGY

The Fund is currently 87.1% invested with holdings in 71 companies, three of which are unlisted.
The major portfolio change this month was to increase the weighting in the domestic A-share market to 13.6%. We are positive about A-shares, which are in the midst of radical reform: 220 companies, representing 30% of free market capitalisation, have already announced non-tradable share reform plans, clearing a long-term overhang. A full list of our A-share holdings is given inside, but some examples of new investments are: Tebian, China’s largest maker of power transformers; Shanghai International Airport; Moutai, China’s most famous liquor manufacturer; Zhenhua, the world’s leading port machinery maker; and Yangtze Power, China’s largest hydropower generator. Aside from these A-share purchases, we also bought holdings in: hotelier Shangri-La Asia, whose stock price has been depressed by the bird flu scare, but whose rooms are full; and Lianhua, a supermarket operator.
In October we booked losses on a number of stocks ahead of our fiscal year end, partly in order to offset large capital gains crystallised earlier in the year. This will result in a large dividend pay-out in December, for which we have readied cash.
Chris Ruffle, Martin Currie Inc
DIRECT INVESTMENT MANAGER’S COMMENTARY

The State Administration of Foreign Exchange has published details of the new regulations relating to the offshore listing of People’s Republic of China (PRC) companies, effective on November 1, 2005. This clarifies the procedures for application. It should re-vitalise private equity activity, effectively frozen until now by the uncertainties caused by the new regulations.
KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap	US$ 356.9m
Shares outstanding	14,388,287
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

Source: State Street Corporation.
ASSET ALLOCATION

Source: State Street Corporation
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
‘A’ share access product	13.6%	—
Information technology	13.0%	25.1%
Industrials	11.0%	11.5%
Consumer discretionary	10.7%	6.5%
Financials	9.1%	28.8%
Utilities	6.7%	5.8%
Consumer staples	6.1%	0.9%
Materials	5.6%	6.6%
Telecommunications	4.7%	8.5%
Healthcare	4.3%	—
Energy	2.3%	6.3%
Other assets & liabilities	12.9%	—

Total	100.0%	100.0%
Source: State Street Corporation. Source for index data: MSCI

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	-6.9	-5.4
Year to date	-4.3	-25.0
Three years %pa	22.8	32.4
Past performance is not a guide to future returns.
Source: State Street Corporation
DIRECT INVESTMENTS (4.1%)

CDW Holdings Ltd	Information technology	2.2%
Global e Business	Information technology	0.9%
Captive Finance	Financials	0.9%
teco Optronics	Information technology	0.1%
15 LARGEST LISTED INVESTMENTS (36.7%)

Chaoda Modern Agriculture	Consumer staples	3.8%
China Netcom	Telecommunications	3.0%
China Life Insurance	Financials	3.0%
Cathay Financial	Financials	2.9%
Xinao Gas	Utilities	2.6%
Zijin Mining	Materials	2.3%
Solomon Systech	Information technology	2.3%
TPV Technology	Industrials	2.3%
China Minsheng Banking	Financials	2.2%
Anhui Expressway	Utilities	2.1%
Tripod Technology	Information technology	2.1%
Synnex Technologies	Consumer discretionary	2.1%
Li Ning	Consumer staples	2.0%
Shenzhen Expressway	Utilities	2.0%
Merry Electronics	Consumer discretionary	2.0%

Source: State Street Corporation

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa

The China Fund, Inc.	-6.9	-8.9	-4.3	-1.0	22.8	17.7	7.2
MSCI Golden Dragon	-7.5	-7.7	-0.6	11.2	18.2	2.9	n/a
Hang Seng Chinese Enterprise	-8.7	-9.1	0.9	6.3	37.9	21.8	n/a
Past performance is not a guide to future returns.
Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2005 Bloomberg LP for the Hang Seng Chinese Enterprise.

THE PORTFOLIO — IN FULL	AT OCTOBER 31, 2005

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio

Hong Kong						37.3%
Chaoda Modern Agriculture	682 HK	HK$2.9		34,089,900	12,862,537	3.8%
China Netcom	906 HK	HK$12.3		6,435,500	10,169,355	3.0%
China Life Insurance	2628 HK	HK$5.7		13,497,000	9,924,009	3.0%
Xinao Gas	2688 HK	HK$5.9		11,560,000	8,723,459	2.6%
Zijin Mining	2899 HK	HK$2.5		24,800,000	7,837,775	2.3%
Solomon Systech	2878 HK	HK$2.9		20,698,000	7,609,363	2.3%
TPV Technology	903 HK	HK$5.9		9,968,000	7,586,388	2.3%
Li Ning	2331 HK	HK$4.7		11,400,000	6,874,823	2.0%
Golden Meditech	8180 HK	HK$1.4		27,900,000	4,894,611	1.5%
China Fire Safety	8201 HK	HK$0.7		50,380,000	4,484,172	1.3%
Ports Design	589 HK	HK$7.3		4,721,500	4,415,634	1.3%
Shangri-La Asia	0069 HK	HK$10.9		3,100,000	4,338,768	1.3%
Global Bio-Chem Technology	809 HK	HK$3.1		9,518,000	3,775,425	1.1%
Comba Telecom Systems	2342 HK	HK$1.8		16,118,000	3,638,516	1.1%
FU JI Food & Catering	1175 HK	HK$8.8		2,844,000	3,228,400	1.0%
China Shineway Pharmaceutical	2877 HK	HK$3.3		7,615,000	3,192,481	1.0%
Digital China	861 HK	HK$2.0		10,692,000	2,792,923	0.8%
Fountain Set	420 HK	HK$3.0		6,714,000	2,598,230	0.8%
Natural Beauty Bio-Technology	157 HK	HK$0.6		32,780,000	2,431,374	0.7%
TCL Multimedia Technology	1070 HK	HK$1.2		15,988,000	2,412,987	0.7%
Ocean Grand Chemicals	2882 HK	HK$1.0		17,379,000	2,174,561	0.6%
Asia Aluminum	930 HK	HK$0.6		23,250,000	1,889,464	0.6%
China Power International	2380 HK	HK$2.6		4,907,000	1,645,752	0.5%
China Rare Earth	769 HK	HK$0.6		15,254,000	1,219,974	0.3%
Asia Zirconium	395 HK	HK$0.7		13,196,000	1,191,558	0.4%
Beiren Printing Machinery	187 HK	HK$1.3		7,000,000	1,155,801	0.4%
Nanjing Dahe Outdoor Media	8243 HK	HK$0.2		37,500,000	1,064,214	0.3%
Sino Golf	361 HK	HK$0.7		6,837,000	590,902	0.2%
Arcontech	8097 HK	HK$0.1		18,386,000	237,171	0.1%

Hong Kong ‘H’ shares						9.7%
Anhui Expressway	995 HK	HK$3.9		13,938,000	7,056,919	2.1%
Shenzhen Expressway	548 HK	HK$2.5		21,494,000	6,792,949	2.0%
China Shenhua Energy	1088 HK	HK$8.5		4,536,500	4,974,104	1.5%
BYD	1211 HK	HK$10.9		3,225,000	4,555,320	1.4%
Sinotrans	598 HK	HK$2.7		12,835,000	4,470,280	1.3%
China Oilfield Services	2883 HK	HK$2.9		9,546,000	3,509,468	1.1%
Lianhua Supermarket	980 HK	HK$8.4		828,000	897,190	0.3%

Taiwan						18.4%
Cathay Financial	2882 TT	NT$59.0		5,438,000	9,562,672	2.9%
Tripod Technology	3044 TT	NT$69.6		3,334,095	6,916,323	2.1%
Synnex Technologies	2347 TT	NT$40.6		5,682,164	6,875,873	2.1%
Merry Electronics	2439 TT	NT$74.0		3,012,016	6,643,196	2.0%
Fubon Financial	2881 TT	NT$29.0		7,180,952	6,206,805	1.8%
Advanced Semiconductor Engineering	2311 TT	NT$20.5		8,046,000	4,904,123	1.5%
Wintek	2384 TT	NT$46.1		2,908,209	3,995,900	1.2%
Data Systems Consulting	2447 TT	NT$25.6		4,362,043	3,328,266	1.0%
Cheng Shin Rubber	2105 TT	NT$24.2		4,129,481	2,978,509	0.9%
Yieh United Steel	9957 TT	NT$10.5		9,483,000	2,967,721	0.9%
Taiwan Green Point	3007 TT	NT$72.9		1,286,777	2,795,882	0.8%
Taiwan FamilyMart	5903 TT	NT$48.0		1,645,592	2,354,244	0.7%
SinoPac	2890 TT	NT$13.2		3,996,000	1,572,126	0.5%

Singapore						1.4%
Bio-Treat Technology	BIOT SP	SG$0.8		9,799,000	4,796,491	1.4%

Shenzhen ‘B’ shares						0.9%
China International Marine	200039 CH	HK$6.5		3,425,890	2,850,415	0.9%

United States						1.7%
The9	NCTY US	US$	18.8	184,861	3,482,781	1.0%
China Techfaith Wireless	CNFT US	US$	9.8	197,700	1,935,483	0.6%
Chindex International	CHDX US	US$	3.7	69,987	257,552	0.1%

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio

’A’ share access products						13.6%
China Minsheng Banking		US$	0.5	16,172,864	7,342,480	2.2%
Shenergy		US$	0.7	5,940,000	3,896,640	1.2%
Shanghai Port Container		US$	1.4	2,434,945	3,376,295	1.0%
Shanghai Zhenhua Port Machinery		US$	1.1	3,102,911	3,358,281	1.0%
Qinghai Salt Lake Potash		US$	1.4	2,396,122	3,325,338	1.0%
Xinjiang Tebian Electric		US$	0.9	3,577,791	3,319,117	1.0%
China Yangtze Power		US$	0.9	3,699,980	3,313,332	1.0%
Shanghai International Airport		US$	1.8	1,799,974	3,306,192	1.0%
China Merchants Bank		US$	0.8	4,199,962	3,262,530	1.0%
Kweichow Moutai		US$	6.0	547,906	3,213,445	1.0%
iShares Asia Trust-FTSE/Xinhua		HK$40.5		580,000	3,030,108	0.9%
China Petroleum & Chemical		US$	0.5	5,539,000	2,686,415	0.8%
Youngor		US$	0.4	4,423,873	1,800,516	0.5%

Direct						4.1%
CDW Holdings Ltd				60,000,000	7,245,009	2.2%
Global e Business				40,000	3,052,738	0.9%
Captive Finance				2,000,000	3,045,000	0.9%
teco Optronics				1,861,710	150,000	0.1%

Other assets & liabilities						12.9%
OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.
The Fund is subject to the Investment Companies Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the listed equity portfolio of the China Fund Inc (the Fund). MC Inc is authorized and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. It explicitly does not accept responsibility for the views and opinions expressed by Asia Direct Capital Management.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the Fund. Asian Direct Capital Management is the direct investment manager to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

à	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

à	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The CSRC is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and SAFE wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

à	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

à	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain OECD countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

à	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

à	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

à	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

à	The value of the fund’s investment in any Quota will be affected by taxation levied against the relevant QFIIs or in respect of investments held in the relevant Quotas. The PRC taxation regime that will apply to QFIIs and investments made in or through QFII quotas is not clear. The Investment Regulations are new and do not currently expressly contemplate the treatment of QFIIs and investment made through QFII Quotas.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: (44) 131 229 5252 Fax: (44) 131 222 2532 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: 212 258 1900 Fax: 212 258 1919
Authorized and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.